UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2007

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92010
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 19, 2007, the board of directors of Ashworth, Inc. (the "Company") appointed Eric R. Hohl, 45, as Executive Vice President, Chief Financial Officer and Treasurer. The Company’s related press release announcing Mr. Hohl’s appointment is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Mr. Hohl joins the Company from ISE Corporation where he served as chief financial officer since April 2005. ISE Corporation designs, engineers and assembles hybrid and hydrogen drive systems for heavy duty vehicles. From March 2004 to April 2005, Mr. Hohl served as the chief financial officer and chief operating officer at B.B. Dakota, Inc., a women’s apparel company. From September 2000 to February 2004, Mr. Hohl served as chief financial officer for Ritz Interactive, Inc., an E-commerce company.

In connection with his appointment, the Company entered into an employment agreement (the "Agreement") with Mr. Hohl that provides for compensation which includes: an annual base salary of $240,000; eligibility for up to a target bonus of 40% of base salary, with the actual payment subject to the board’s discretion and in accordance with any applicable bonus plan; the grant of options to purchase 40,000 shares of the Company’s common stock, with an exercise price equal to the closing price of the Company’s common stock on March 19, 2007, and with half of the options vesting on each of the first two anniversaries of Mr. Hohl’s employment with the Company; and coverage under the Company’s benefits programs. If Mr. Hohl is terminated without cause as defined in the Agreement and he delivers a fully executed release and waiver of all claims against the Company, the severance provisions of the Agreement grant him: a lump sum payment of 25% to 50% of his then current annual salary, depending on the timing and circumstances of his termination and immediate vesting of the above stock options.

The foregoing description of the Agreement is qualified in its entirety by the terms of the Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Ex. 10.1 Employment Letter between Eric R. Hohl and the Company, dated March 5, 2007.

Ex. 99.1 Press release issued by the Company on March 7, 2007 announcing the appointment of Eric R. Hohl as Executive Vice President, Chief Financial Officer and Treasurer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

March 7, 2007	By:	Peter M. Weil

Name: Peter M. Weil
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Letter between Eric R. Hohl and the Company, dated March 5, 2007.
99.1	Press release issued by the Company on March 7, 2007 announcing the appointment of Eric R. Hohl as Executive Vice President, Chief Financial Officer and Treasurer.